HOWARD WEIL
38th Annual Energy Conference
March 22, 2010
DEAN E. TAYLOR Chairman, President and CEO
JEFFREY M. PLATT Executive Vice President, COO
QUINN P. FANNING Executive Vice President , CFO
Exhibit 99.1

Phone: 504.568.1010     |     Fax: 504.566.4580     |     Web: www.tdw.com |     Email: connect@tdw.com
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the
Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets;
instability of global financial markets and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries of operations;
foreign currency fluctuations; labor influences proposed by international conventions; and
enforcement of laws related to the environment, labor and foreign corrupt practices.
Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

601 Poydras Street, Suite 1900, New Orleans, LA 70130

3 Safety – A Top Priority

Many Safety Challenges (Weather, Security, etc.) 4

Many Safety Challenges (Weather, Security, etc.) 5

0.00 0.25 0.50 0.75 1.00 Safety Record Rivals Leading Companies 6 Total Recordable Incident Rates 2002 2003 2004 2005 2006 2007 Calendar Years 2008 TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP

Has Our Industry Bottomed Yet?
Commodity Demand & Pricing  – Oil & gas prices
have stabilized at generally attractive levels and
demand is improving
E&P Spending –11% improvement expected in 2010
Access to Capital – Credit access continuing
to improve
Global Economics – Global economies improving
Working Drilling Rig Count – Jack-up market
slowly improving and floater market continues
to show strength

Recent Accomplishments
No lost time accidents since August 2008
Respectable earnings & returns in a trough (tough) market
Selected acquisitions of choice assets
Disciplined disposal of traditional equipment
Delivery of 47 new vessels over last two fiscal years
Balance Sheet remains solid; Company poised to take
advantage of available opportunities

The Worldwide Fleet - Retirements
Expected to Exceed New Deliveries
(includes AHTS and PSV’s only) Estimated as of Mid-March 2010
9
As of Mid-March 2010, there are
approximately 500 additional AHTS
and PSV’s (~20% of the global fleet)
under construction.
Global fleet estimated at 2,415 vessels, including 347 vessels that are
30+ yrs old (14%), and another 481 vessels that are 25-29 yrs old (20%).
Source: ODS-Petrodata and Tidewater

Vessel Population By Owner
(includes AHTS and PSV’s only) Estimated as of Mid-March 2010

Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others
(1,732 total
vessels for
300+ owners)
276
108
105
71
63
60
5
Source: ODS-Petrodata and Tidewater

Working
Rig
Counts
“Peak to Present”
11
GOM accounts for 25 of the 61 working jackup count variance
Jackups Semi Drillships Total
June 2008 379 145 30 554
Mid-March
2010
318 146 42 506
Variance (61) 1 12 (48)
Source: ODS-Petrodata and Tidewater

Rigs Contracted By Our Top 10 Customers
(Estimated as of Mid-March 2010)

* PEMEX alone has 26 of the 75 jackups
Jackups Semi Drillships
Mid-March 2010
working rigs
318 146 42
Working for top
10 customers
75 71 19
24% 49% 45%
Source: ODS-Petrodata and Tidewater

Current Revenue Mix
Quality of Customer Base

Our top 10 customers in Fiscal 2009 (5 Super Majors,
4 NOC’s and one large independent) accounted for 60% of our revenue
Others
37%
Super
Majors
40%
NOC’s
23%

International Strength
Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
Expected growth also likely to be in international areas,
with 31 of 33 current newbuilds being built in Int’l yards
Longer contracts, better utilization, higher dayrates for
vessels operating in international markets vs. domestic
Solid customer base of NOC’s and IOC’s

Our Global Footprint “Boots on the Ground” 15

North America

(6%)
Central/South America
73
(24%)
West Africa
130
(43%)
Europe / M.E.
33
(11%)
Far East
50
(16%)
94% International   – 6% Domestic
(vs. 65% International and 35% Domestic 10 years ago)
Vessel Distribution by Region
(Excludes stacked vessels – as of 12/31/09)

Vessel Count Estimated Cost
AHTS 74 $1,368m
PSV’s 74 $1,454m
Crewboats
& Tugs
66 $284m
TOTALS:
(1)
214 $3,106m
(2)
(1) Includes vessels added to the fleet financed by leases.
(2) $2,578m (83%) funded through 12/31/09.
The Largest Modern Fleet
in the Industry…
17
At 12/31/09, 163 new vessels in fleet with 4.7 year average age
Vessel Commitments
Jan.
’00
– Dec.
‘09

Count
AHTS 16
PSV 18
Crew and Tug
2
Total 36
Vessels Under Construction*
As of December 31, 2009
…
And Counting
18
* Includes three new vessels committed to purchase as of 12/31/09
Estimated delivery schedule –
9 remaining
in FY ‘10,  12 in FY ‘11,
13 in FY ‘12 and 2 thereafter.
CAPX of $183m remaining
in FY ‘10,
$191m in FY ‘11, $141m in FY ‘12 and
$12m in FY ‘13

Continually Acquiring
New and
Disposing
of Mature Vessels
(As of 12/31/09)
19
340
(B)
495
(C)
199 New Vessels (A)
404 Sold
91 Scrapped
(A) Net new vessels added to the fleet since January 2000, including 36 vessels under construction at 12/31/09.
(B) Total fleet count excludes 73 stacked vessels as of 12/31/09.
(C) 495 vessel dispositions generated $635 million of proceeds and $265 million of gains over the last 11 years.
0
100
200
300
400
500
Active Fleet Dispositions

Significant Earnings Growth

39% Six-Year Compounded
Annual Earnings Growth Rate
FY End
Stock Price $28.13 $38.86 $55.23 $58.58 $55.11 $37.13
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in
Fiscal 2010 is exclusive of $.94 per share Venezuelan provision and a  $.66 per share tax benefit related to favorable resolution of tax litigation.
$5.24
Street Estimate
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010

+ 104%
+ 28%
(5%)
Returns vs. the Market
Ten Year Stockholder Return
21
-100%
-50%
0%
50%
100%
150%
200%
250%
Mar-00 Mar-01 Mar-02 Mar-03 Mar-04 Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10
TDW DJIA S&P500

December 2009 March 2009
Cash $337 $251
Stockholders’ Equity $2,419 $2,245
Long-term Debt $275 $300
Net Debt to Total Cap 0% 2.1%
A Strong
Balance Sheet
and Ready Liquidity
22
+ $750 million of Available Liquidity at 12/31/09
(Cash plus $450m Revolver)
($ in Millions)

Nine Months Ended
12/31/09 12/31/08
Revenues $908,638 $1,049,218
Adjusted Net Earnings* $216,363 $297,172
Adjusted EPS* $4.21 $5.76
Net Cash from Operations $299,350 $366,305
Capital Expenditures $304,013 $368,706
* Adjusted Net Earnings and Adjusted EPS for the nine months ended 12/31/09 excludes
$48.1 million, or $0.94 per share, related to provision for Venezuelan operations and $34.3 million, or $0.66 per share, tax benefit related to favorable resolution of tax litigation.
Selected Financial Highlights

$ in Thousands,
Except Per Share Data

Our Significant Uses of Cash

Over this ten year period, TDW invested $2.7 billion in CAPX
($2.3 billion in our new fleet), and paid out $355 million in dividends and $516 million through share repurchases.
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
CAPX Dividend Share Repurchase

Fleet Cash Operating Margins

Note: Cash operating margins are defined as vessel revenue less vessel operating expenses.
50%
40%
30%
20%
10%
60%
Total Fleet
Operating Margin %
New Vessels
Traditional Vessels
38.6%
37.6%
46.5%
41.9%
36.9%
38.7%
49.1%
54.6%
51.9%
51.3%
47.0%
Estimate
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fiscal Years

Continued Investment Will Provide Scope for
Earnings Margin Growth - A Compressed Spring

$126.3
Traditional Vessels ($24.7 m, or 19.6%)
New Vessels ($101.6 m, or 80.4%)
Q3 FY10
Operating
Margin
($ in millions)
0
50
100
150
200
250

Continued Investment Will Provide Scope for
Earnings Margin Growth - A Compressed Spring

$126.3
36 new vessels on order as of
12/31/09 enter the fleet
Analysis assumes:
• Fleet utilization: 90%
• Fleet average day rate: $17,000
• Fleet operating margin: 55%
$154.1
3 Years
($ in millions)
Q3 FY10
Operating
Margin
CIP

Continued Investment Will Provide Scope for
Earnings Margin Growth - A Compressed Spring

($ in millions)
$200.5
$126.3
$154.1
Additional 60 vessels added to
the fleet in years 1-3 above current
36 on order
Analysis assumes:
• Fleet utilization: 90%
• Fleet average day rate: $17,000
• Fleet operating margin: 55%
3 Years
Q3 FY10
Operating
Margin
CIP Additional
60 vessels
in 3 years

Continued Investment Will Provide Scope for
Earnings Margin Growth - A Compressed Spring

($ in millions)
Additional 40 vessels added
to the fleet in years 4-5 above
current 36 on order and 60
vessels possibly added in
years 1-3
Analysis assumes:
• Fleet utilization: 90%
• Fleet average day rate:
$17,000
• Fleet operating margin:
55%
$200.5
$126.3
$154.1
$231.5
3 Years 5 Years
Q3 FY10
Operating
Margin
CIP Additional
60 vessels
in 3 years
Additional
100 vessels
in 5 years
This information is not meant to be a prediction of future quarterly performance, but simply an indication of quarterly operating margin impacts resulting from future fleet additions and reductions.

The End of the Mature Fleet 30

Significant Average
Age Improvement

Assumptions:  1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).
2) Include 36 vessels under construction ( including three purchase commitments) in year delivered plus additional newbuilds/acquisitions from approximately $500 million per year of future commitments (average additional 20 vessels per year). Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.
0
100
200
300
400
500
600
3/31/06
Actual
3/31/07
Actual
3/31/08
Actual
12/31/08
Actual
12/31/09
Actual
12/31/10
Estimate
12/31/11
Estimate
12/31/12
Estimate
12/31/13
Estimate
20
17
8
5
10
15
20
25

Financial Strategy Maintain Financial Strength Deploy Capital Deliver Results Focused on Long Term Shareholder Value 32

HOWARD WEIL, INC. 38th Annual Energy Conference DEAN E. TAYLOR Chairman, President and CEO JEFFREY M. PLATT Executive Vice President, COO QUINN P. FANNING Executive Vice President, CFO

Appendix 34

Our Strategy
“Not much has changed!”
Culture is a competitive advantage
• Safety-oriented
• Deep knowledge of customer needs
• Aggressive management of operating and capital costs
Maintain maximum financial flexibility to deal
with uncertainties
Selectively deploy cash to renew fleet with
expanded capabilities
Opportunistically utilize balance sheet strength
• Right acquisitions, right price, right time
• Consistently focus on creating shareholder value

* Dayrate and utilization information is for all classes of vessels operating international.
International Vessels
Dayrates and Utilization
36
Dayrate
Utilization
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
50%
60%
70%
80%
90%
12/06 6/07 12/07 6/08 12/08 6/09 12/09
$100 change in dayrate = $8.3M in revenue
1% change in utilization = $15.2M in revenue

International Vessels Dayrates

* Dayrate and utilization information is for all classes of vessels operating international.
New Vessels
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
12/06 06/07 12/07 06/08 12/08 06/09 12/09
Traditional Vessels

Domestic Vessels
Dayrates and Utilization

* Dayrate and utilization information is for all classes of vessels operating in the U.S.
Dayrate
Utilization
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
30%
40%
50%
60%
70%
80%
90%
12/06 6/07 12/07 6/08 12/08 6/09 12/09

Domestic Vessels Dayrates

* Dayrate and utilization information is for all classes of vessels operating in the U.S.
Traditional Vessels
New Vessels
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
$21,000
$23,000
12/06 06/07 12/07 06/08 12/08 06/09 12/09